Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the "Report") of Wells Financial Corp. (the "Company") as filed with the Securities and Exchange Commission, I, James D. Moll, President and Chief Executive Officer, and Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James D. Moll
James D. Moll
President and Chief Executive Officer
Treasurer and Chief Financial Officer
(Principal Executive and Financial Officer)

November 16, 2015